Exhibit 10.2

AMENDMENT NO. 2 TO LF CAPITAL ACQUISITION CORP.

CONVERTIBLE PROMISSORY NOTE

This AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTE (this “Second Amendment”), dated as of January 6, 2021, is made by and between Level Field Capital, LLC, a Delaware limited liability company (the “Company”) and LF Capital Acquisition Corp., a Delaware corporation (the “Noteholder”).

RECITALS

WHEREAS, the Company entered into that certain Convertible Promissory Note, dated as of March 4, 2019, by and between the Company and the Noteholder, and amended on June 16, 2020 (as from time to time modified in accordance with the provisions therein contained, the “Note”);

WHEREAS, the Noteholder has requested that the Company agree to amend the Note to extend the Maturity Date of the Note; and

WHEREAS, subject to the terms and conditions herein contained, the Noteholder has agreed to amend the Note as more fully set forth herein.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Company and the Noteholder hereby agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Note.

2. Amendment. The Note shall be amended as follows:

(a) The defined term “Maturity Date” appearing in Section 1 of the Note is hereby deleted in its entirety and replaced with the following:

““Maturity Date” means the later of: (i) December 31, 2020 and (ii) the Closing Date, as defined in that certain Agreement and Plan of Merger, dated as of August 31, 2020, by and among Maker, LFCA Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Maker, Landsea Homes Incorporated, a Delaware corporation, and Landsea Holdings Corporation, a Delaware corporation.”

3. Effectiveness. The provisions of this Second Amendment shall be effective as of December 31, 2020.

4. Miscellaneous.

(a) Ratification. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note, and except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Note are ratified and confirmed and shall continue in full force and effect. The Company and the Noteholder agree that the Note as amended shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

(b) Severability. Any provision of this Second Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Second Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(c) Governing Law. This Second Amendment shall be governed and construed in accordance with the laws of New York.

(d) Counterparts. This Second Amendment may be executed in one or more counterparts and on facsimile counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(e) Entire Agreement. This Second Amendment, together with that certain Sponsor Transfer, Waiver, Forfeiture and Deferral Agreement, by and among, the Company, the Noteholder, Landsea Holdings Corporation, and Landsea Homes Incorporated, dated as of August 31, 2020, embodies the entire agreement among the parties hereto with respect to the subject matter thereof, and supersedes any and all prior representations and understandings, whether written or oral, relating to this Second Amendment. There are no oral agreements among the parties hereto with respect to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered on the day and year first above written.

Level Field Capital, LLC

By: Level Field Partners, LLC, its Managing Member

By: Level Field Management, LLC

By:	/s/ Elias Farhat
Name: Elias Farhat
Title: Member

By:	/s/ Djemi Traboulsi
Name: Djemi Traboulsi
Title: Member

[Signature Page to Convertible Note]

Executed and delivered as a deed by:

LF Capital Acquisition Corp.

By:	/s/ Scott Reed
Name:	Scott Reed
Title:	President and Chief Executive Officer

[Signature Page to Convertible Note]